                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Definitive Proxy Statement

[_]  Soliciting Material Under Rule 14a-12

                               IDEX MUTUAL FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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

          IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX PILGRIM BAXTER
                  TECHNOLOGY, IDEX TRANSAMERICA SMALL COMPANY
                              AND IDEX MUNDER NET50
                TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

     Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.   ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?
     A. Shareholders of IDEX Pilgrim Baxter Technology, IDEX Transamerica Small Company and IDEX Munder Net50 (each a "Fund," collectively, the "Funds") are being asked to:
          - approve a proposal to permit Idex Management, Inc. ("IMI,") after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for a Fund, without obtaining shareholder approval. ("Sub-Adviser Approval Policy")
          - re-elect the current Trustees of the Board and elect two new Trustees to the Board of Trustees.
          - approve changes to the fundamental investment restriction regarding investing in senior securities.

Q.   HAS THE BOARD APPROVED THE PROPOSALS?
     A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.   WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
     A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the business affairs of the IDEX funds to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

          Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the oversight of each fund's operation by IDEX's trustees.

          The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING PROPOSED TO BE CHANGED?
     A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote - even if the changes are minor. The law requires certain investment policies to be designated as fundamental.

          The Board believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Board also believes that other fundamental restrictions should be modernized and made more uniform with other IDEX funds. The reason for these changes is to provide greater investment flexibility for a Fund.

Q.   IS THE FUND'S INVESTMENT OBJECTIVE BEING CHANGED?
     A.   No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?
     A. The Board does not believe that the proposed change to the fundamental investment restriction regarding the issuance of Senior Securities will result in a major restructuring of a Fund's portfolio. The changes will allow each fund greater flexibility to respond to investment opportunities.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?
     A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval for every sub-adviser change, because it will allow a Fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is time consuming and costly. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.   HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?
     A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees. We need the affirmative vote of a majority of each applicable fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the proposal. Shareholders of the other IDEX funds will receive a separate proxys to vote for the election of Trustees and approval of the Sub-Adviser Approval Policy. Votes from all IDEX shareholders will be tallied to determine the election of Trustees (which will be effective on March 1, 2002); The Sub-Adviser Approval Policy will be voted upon by each IDEX fund.

Q.   WHAT IF YOU DO NOT HAVE ENOUGH VOTES BY THE SHAREHOLDER MEETING DATE?
     A. If we do not receive sufficient votes to hold the meeting, we or ALAMO, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 12:30 p.m. on February 8, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.   HOW MANY VOTES AM I ENTITLED TO CAST?
     A. As a shareholder, you are entitled to one vote for each share of a Fund that you own, and fractional votes to reflect the fractional shares that you own, on the record date, November 13, 2001.

Q.   HOW DO I VOTE MY SHARES?
     A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

          To vote via the Internet, by telephone or via fax, please follow the enclosed instructions.

          If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

Q.   HOW DO I SIGN THE PROXY CARD?
     A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

          JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

          ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.   WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
     A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE FUNDS. PLEASE READ IT CAREFULLY!

                                IDEX MUTUAL FUNDS
                         IDEX PILGRIM BAXTER TECHNOLOGY
                         IDEX TRANSAMERICA SMALL COMPANY
                                IDEX MUNDER NET50
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                February 8, 2002

To the shareholders of IDEX Pilgrim Baxter Technology, IDEX Transamerica Small Company and IDEX Munder Net50 (each a "Fund," collectively, the "Funds"):

Notice is hereby given that a special meeting of the shareholders of the above Funds of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716 on the 8th day of February at 12:30 p.m. ET, or any adjournment(s) thereof, for the following purposes:

     1.   To approve the adoption of a Sub-Adviser Approval Policy;
     2. To re-elect the current Trustees of the IDEX Board of Trustees and to elect new Trustees to the Board;
     3. To approve a change to the investment restriction regarding investments in senior securities; and

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 21, 2001 as the record date for the determination of shareholders of a Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of a Fund at the close of business on November 21, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting. You also may, instead, vote by telephone or via the internet by following the enclosed instructions.

Each proposal set forth above has been unanimously approved by the Board with respect to a Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" the proposals.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                       By Order of the Board of Trustees,
                                       John K. Carter, Secretary
                                       IDEX Mutual Funds
                                       St. Petersburg, Florida

     November 26, 2001

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting.

If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

IDEX will furnish, without charge, a copy of its most recent annual and semi-annual reports to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) Any such request should be directed to IDEX by calling (888) 233-4339 or by write to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

Shareholders of each Fund are invited to attend the meeting in person. If you do not expect to attend the meeting, please vote promptly in order to avoid the additional expense and delay of further solicitation.

                     PROXY STATEMENT DATED NOVEMBER 26, 2001

                                IDEX MUTUAL FUNDS
                         IDEX PILGRIM BAXTER TECHNOLOGY
                         IDEX TRANSAMERICA SMALL COMPANY
                                IDEX MUNDER NET50
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

This is a proxy statement for the IDEX Pilgrim Baxter Technology, IDEX Transamerica Small Company and IDEX Munder Net50 (each a "Fund," collectively, the "Funds") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of each Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on February 8, 2002 at 12:30 p.m., ET, at 570 Carillon Parkway, St. Petersburg, Florida 33716.

The primary purposes of the Meeting are to permit shareholders of each Fund: (1) to approve adoption of a Sub-Adviser Approval Policy on behalf of each Fund; (2) to re-elect current Trustees to the IDEX Board and to elect two new Trustees to the Board; and (3) to approve changes to certain fundamental investment restrictions of each Fund.

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about November 26, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, regular employees of Idex Investor Services, Inc. ("IIS," the transfer agent of IDEX) their affiliate(s), or ALAMO Direct ("ALAMO"), a private proxy services firm. The estimated costs for this service is $_____. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the Funds.


                               VOTING INFORMATION

Shareholders of record of each Fund who own shares of beneficial interest at the close of business on November 21, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the election of Trustees, the Sub-Adviser Approval Policy and the amendments to the investment restrictions.

With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to a Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR the proposals in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for a Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, the Funds had the following outstanding shares of beneficial interest:

     IDEX Pilgrim Baxter Technology
     IDEX Transamerica Small Company
     IDEX Munder Net50

Beneficial Owners. Occasionally the number of shares a Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of November 21, 2001, no person owned of record or was known by each Fund to own beneficially 5% or more of a Fund's outstanding Class A, Class B, Class C or Class M shares except the following:

[information to come]

You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

To vote via the Internet, by telephone or by facsimile, please follow the enclosed instructions.

If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone, via the Internet, or by fax is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.


                                  INTRODUCTION

IDEX

IDEX is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER

IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser for IDEX, and is a wholly owned direct subsidiary of AUSA Holding Company ("AUSA") and is an affiliate of IDEX. AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to the Current Investment Advisory Agreement between IDEX and IMI, dated March 1, 1999, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that a Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of each Fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of each Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Agreement, will enter into a sub-advisory agreement with a sub-adviser to Investment Advisory Agreement provide a Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as an investment adviser since March 1, 1999.

IMI's directors and principal executive officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

----------------------------------- ----------------------------------------------------------------------------------
        Name and Position
             with IMI                                             Principal Occupation
----------------------------------- ----------------------------------------------------------------------------------
John R. Kenney                      Trustee and Chairman of IDEX Mutual Funds; Chairman of the Board of
Director                            AEGON/Transamerica Series Fund, Inc.; Chairman, Director and Co-CEO of Great
                                    Companies, LLC; Director of AEGON/Transamerica Fund Advisers, Inc. and
                                    AEGON/Transamerica Fund Services, Inc.; Director of Idex Investor Services,
                                    Inc.; Director of ISI Insurance Agency, Inc.; Chairman and Chief Executive
                                    Officer of Western Reserve Life Assurance Co. of Ohio; Senior Vice President of
                                    AEGON USA, Inc.
----------------------------------- ----------------------------------------------------------------------------------

Jerome C. Vahl                      Director and President, Western Reserve Life Assurance Co. of Ohio; Director of
Director                            Idex Investor Services, Inc.; Vice President, AEGON USA, Cedar Rapids, Iowa;
                                    Executive Vice President of IDEX Mutual Funds and AEGON/Transamerica Series
                                    Fund, Inc.
----------------------------------- ----------------------------------------------------------------------------------

Thomas R. Moriarty                  Executive  Vice  President, Treasurer and Principal Financial Officer of IDEX
Director and CEO                    Mutual Funds and AEGON/Transamerica Series Fund, Inc.; President,  Chief
                                    Executive Officer and Director of InterSecurities, Inc.; Senior Vice President
                                    of ISI Insurance Agency, Inc.; Director of Idex Investor Services, Inc.; Senior
                                    Vice President of Western Reserve Life Assurance Co. of Ohio; and President and
                                    CEO of AEGON Asset Management Services, Inc.
----------------------------------- ----------------------------------------------------------------------------------

All directors as set forth above also serve as an officer or Trustee of IDEX. No officer or Trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

THE SUB-ADVISERS

A Sub-Adviser provides investment advisory assistance and portfolio management advice a Fund. Subject to review and supervision by IMI and the Board, a Sub-Adviser is responsible for the actual investment management of a Fund and for making decisions to buy, sell, or hold any particular security. A Sub-Adviser also places orders to buy or sell securities on behalf of a Fund. A Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of a Fund. Each Sub-Adviser is a registered investment adviser under the Advisers Act.


--------------------------------------------------------------------------------
                                 PROPOSAL NO. 1:
              TO APPROVE ADOPTION OF A SUB-ADVISORY APPROVAL POLICY
                             ON BEHALF OF EACH FUND
--------------------------------------------------------------------------------

This is a proposal to permit IMI, after obtaining approval of the Board, to enter into and materially amend sub-advisory agreements with non-affiliated investment sub-advisers for a Fund, without obtaining shareholder approval.

At the Board Meeting held on September 11, 2001, the Trustees, including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit IMI, on behalf of a Fund and subject to approval of the Board, to appoint non-affiliated sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the sub-advisers that are affiliates of IMI ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order received from the SEC as described below.

The Section 15 Exemptive Order

On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. ("ATSF," formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("AATF") and any other registered investment company advised by ATFA, or a person controlling, controlled by, or under common control with ATFA (Release No. IC-23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with the ATF Adviser. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new non-affiliated sub-advisers for a Fund, or materially amend an existing sub-advisory agreement without obtaining further approval of a Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.

Current Sub-Adviser Approval Process. Currently, for a Fund, IMI enters into a separate sub-advisory agreement with a sub-adviser selected by IMI and approved by the Board. Under the terms of that Sub-Advisory Agreement, a sub-adviser has authority to provide a Fund with advice concerning the investment management of a Fund's assets. Subject to a Fund's investment objective, policies and restrictions, the sub-adviser determines what securities shall be purchased or sold, and what portion of a Fund's assets shall remain uninvested. For these sub-advisory services to a Fund, IMI pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of the respective Fund, as specified in the Sub-Advisory Agreement. The sub-adviser bears its own expenses of providing sub-advisory services to such Fund. A Fund's sub-advisory agreements are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing Sub-Advisory Agreement currently require approval by the Board and a Fund's shareholders.

The sub-adviser is an "investment adviser" to a Fund, as that term is defined in
Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of a fund generally are required to approve the sub-advisory agreement with the sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under
Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern a Fund, IMI, the sub-adviser or the sub-advisory agreement other than the requirement to call meetings of a Fund's shareholders and obtain approval for certain changes affecting the sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of a Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IMI will provide a Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

In addition to shareholder approval, the relief received from the SEC and set forth in the Exemptive Order is subject to the following conditions:

     (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of a Fund.

     (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

     (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of such Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

     (4) IMI will provide general management and administrative services to IDEX and each Fund, including overall supervisory responsibility for the general management and investment of a Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set a Fund's overall investment strategies; (b) select sub-advisers;
          (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate a Fund's assets among its sub-advisers in those cases where a Fund may have more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that a sub-adviser complies with a Fund's investment objective, policies, and restrictions.

     (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders of the affected Fund with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

     (6) IDEX will disclose in its prospectus the existence, substance, and effect of the proposed Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that IMI has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

     (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustees or officers) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Requesting the Section 15 Exemptive Order

The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform - selecting, supervising and evaluating non-affiliated sub-advisers - without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of a Fund's shareholders because it will allow a Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders' meeting of a Fund, create and distribute proxy materials, and solicit proxy votes from a Fund's shareholders. This process is timely and costly, and the costs are usually borne entirely by a Fund. Without the delay inherent in holding a shareholders meeting, a Fund would be able to act more quickly and with less expense to appoint a non-affiliated sub-adviser when the Trustees and IMI feel that the appointment would benefit such Fund.

Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a non-affiliated sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a Fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in such Fund.

Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends the existing sub-advisory agreement. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that IMI continues to act in the best interests of a Fund and its shareholders. The sub-advisory agreements will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by from the SEC in the Exemptive Order.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY A TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by a Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by a Fund and the fees paid the sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by a Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Sub-Adviser Approval Policy, then IMI, pursuant to a Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to a Fund as it has always provided.

Shareholder Approval

The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding Securities entitled to vote present at the Meeting, in person or by proxy.

--------------------------------------------------------------------------------
                        THE BOARD OF TRUSTEES RECOMMENDS
                           A VOTE "FOR" PROPOSAL NO. 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 2:
                     TO RE-ELECT TRUSTEES OF THE IDEX BOARD
                   AND TO ELECT TWO NEW TRUSTEES TO THE BOARD
--------------------------------------------------------------------------------

IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are asked to consider the re-election of the seven Trustees of the Board and the election of two new Trustees to the IDEX Board at the Meeting pursuant to the IDEX Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of all IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

-------------------------------- -------------- ------------ ---------------------------------- -----------------------
                                                                                                     Number of
                                                                                                 Funds/Portfolios
                                                  Term of                                           overseen by
                                  Position(s)   Office and                                           Trustee or
                                     held        length of      Principal Occupation(s) or           Nominee for
  Name, Address & Age              With IDEX    time served   Employment in the past 5 years    Trustee in Fund Complex
-------------------------------- -------------- ------------ ---------------------------------- -----------------------
                                                             Chairman of the Board, Peter
                                                             Brown Construction Company
Peter R. Brown                                               (construction contractors and      All IDEX funds
1180 6th Street East             Vice           1986 -       engineers), Largo, Florida         (31)
Treasure Island,                 Chairman       present      (1963-2000); Vice Chairman,
Florida  33708                                               ATSF, Rear Admiral (Ret.) U.S.     All ATSF
(DOB 5/10/28)                                                Navy Reserve, Civil Engineer       portfolios (34)
                                                             Corps.
-------------------------------- -------------- ------------ ---------------------------------- -------------------
Charles C. Harris                                            Director, ATSF (1986-present);     All IDEX funds
35 Winston Drive                                             former Trustee of IDEX Fund,       (31)
Clearwater,                      Trustee        1994 -       IDEX II Series Fund and IDEX
Florida  33756                                  present      Fund 3.                            All ATSF
(DOB 7/15/30)                                                                                   portfolios (34)
-------------------------------- -------------- ------------ ---------------------------------- -------------------
Russell A. Kimball, Jr.                                      Director, ATSF (1986-present);     Nominee for all
1160 Gulf Boulevard                                          General Manager, Sheraton Sand     IDEX funds (31)
Clearwater Beach,                Nominee        Current      Key Resort (resort hotel),
Florida  34630                                  Nominee      Clearwater, Florida                All ATSF
(DOB 8/17/44)                                                (1975-present)                     portfolios (34)
-------------------------------- -------------- ------------ ---------------------------------- -------------------
                                                             Chairman of the Board, Director
                                                             and Co-CEO of Great Companies,
                                                             L.L.C.; Chairman of the Board of
                                                             Directors, Western Reserve Life
                                                             Assurance Co. of Ohio; Chairman
                                                             of the Board of Directors
                                                             (September, 1996-present),
                                                             President (September,
                                                             1997-present);
                                                             AEGON/Transamerica Fund
John R. Kenney(1)                                            Advisers, Inc. (investment         All IDEX funds
P. O. Box 5068                                               adviser), St. Petersburg,          (31)
Clearwater,                      Chairman       1996 -       Florida; Chairman of the Board
Florida  33758                                  present      of Directors (September            All ATSF
(DOB 2/8/38)                                                 1996-present),                     portfolios (34)
                                                             AEGON/Transamerica Fund
                                                             Services, Inc., St. Petersburg,
                                                             Florida; Director (December,
                                                             1990-present); IDEX Management,
                                                             Inc., (investment adviser), St.
                                                             Petersburg, Florida; Trustee and
                                                             Chairman (September
                                                             1996-present), ATSF (investment
                                                             company), St. Petersburg,
                                                             Florida.
-------------------------------- -------------- ------------ ---------------------------------- -------------------
Patrick S. Baird (1)                                         Executive Vice President, Chief    All IDEX funds
4333 Edgewood Road NE                                        Operating Officer (February,       (31)
Cedar Rapids,                    President,     1999 -       1996-present), AEGON USA;
Iowa 52499                       Trustee        present      President and Director, ATSF       All ATSF
(DOB 1/19/54)                                                                                   portfolios (34)
-------------------------------- -------------- ------------ ---------------------------------- -------------------

-------------------------------- -------------- ------------ ---------------------------------- -----------------------
                                                                                                     Number of
                                                                                                 Funds/Portfolios
                                                  Term of                                           overseen by
                                  Position(s)   Office and                                           Trustee or
                                     held        length of      Principal Occupation(s) or           Nominee for
  Name, Address & Age              With IDEX    time served   Employment in the past 5 years    Trustee in Fund Complex
-------------------------------- -------------- ------------ ---------------------------------- -----------------------
Jack E. Zimmerman**
507 Saint Michael Circle                                     Director (December,                All IDEX funds
Kettering,                       Trustee        1986 -       1987-present), Western Reserve     (31)
Ohio  45429                                     present      Life Assurance Co. of Ohio.
(DOB 2/3/28)
-------------------------------- -------------- ------------ ---------------------------------- -------------------
                                                             Director, ATSF (2000-present);
                                                             President and majority
William W. Short, Jr.                                        shareholder of Short's, Inc.       All IDEX funds
12420 73rd Court                                             (men's retail apparel); Chairman   (31)
Largo,                           Trustee        1986 -       of Southern Apparel Corporation,
Florida 33773                                   present      S.A.C. Apparel Corporation and     All ATSF
(DOB 2/25/36)                                                S.A.C. Distributors (nationwide    portfolios (34)
                                                             wholesale apparel distributors),
                                                             Largo, Florida.
-------------------------------- -------------- ------------ ---------------------------------- -------------------
                                                             Director, ATSF (2001-present);
                                                             Trustee (1993-present) and
                                                             President (1993-1995) of the
Daniel Calabria                                              Florida Tax Free Funds (mutual     All IDEX funds
7068 S. Shore Drive So.,                                     funds); President and Director     (31)
South Pasadena,                  Trustee        1996 -       (1995) of Sun Chiropractic
Florida  33707                                  present      Clinics, Inc., Executive Vice      All ATSF
(DOB 3/5/36)                                                 President (1993-1995), William     portfolios (34)
                                                             R. Hough & Co. (investment
                                                             adviser, municipal bond and
                                                             underwriting firm).
-------------------------------- -------------- ------------ ---------------------------------- -------------------
                                                             Director, ATSF (2001-present);
                                                             Senior Vice President              Current Nominee
Janice B. Case                                               (1996-2000), Vice President        for all IDEX
205 Palm Island NW               Nominee        Current      (1990-1996), Director of           funds (31)
Clearwater, Florida 33767                       Nominee      Customer Service & Marketing
(DOB 9/27/52)                                                (1987-1990), Florida Power         All ATSF
                                                             Corporation, St. Petersburg,       portfolios (34)
                                                             Florida
-------------------------------- -------------- ------------ ---------------------------------- -------------------

(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of AFSG, and did not receive compensation directly from IDEX. Such Trustee is also an affiliated person of IMI.
**   Mr. Zimmerman is the brother-in-law of John Kenney, Chairman and CEO of
     IDEX.

The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit 1.

As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers LLP (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

     o PWC's responsibilities in accordance with generally accepted auditing standards
     o The initial selection of, and whether there were any changes in, significant accounting policies or their application
     o    Management's judgments and accounting estimates
     o    Whether there were any significant audit adjustments
     o    Whether there were any disagreements with management
     o    Whether there was any consultation with other accountants
     o Whether there were any major issues discussed with management prior to PWC's retention
     o    Whether PWC encountered any difficulties in performing the audit
     o    PWC's judgments about the quality of the IDEX accounting principles
     o PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

During the year ended October 31, 2000, PWC billed IDEX $234,000 in fees for professional services in connection with the audit of the annual IDEX financial statements. PWC also serves as auditor for ATSF.

During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee include making nominations for independent trustees and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

              ----------------------------- -------------------------------
                                             Compensation for Year Ended
              Name of Person, Position             October 31, 2000
              ----------------------------- -------------------------------
              Peter R. Brown,
              Vice Chairman                            $ 43,500
              ----------------------------- -------------------------------
              Daniel Calabria,
              Trustee                                  $ 38,500
              ----------------------------- -------------------------------
              Charles C. Harris,
              Trustee                                  $ 43,500
              ----------------------------- -------------------------------
              William W. Short, Jr.,
              Trustee                                  $ 43,500
              ----------------------------- -------------------------------
              Jack E. Zimmerman,
              Trustee                                  $ 38,500
              ----------------------------- -------------------------------

Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee. Interested Trustees do not receive any compensation from IDEX.

Shareholder Approval

The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

--------------------------------------------------------------------------------
               THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE
                              "FOR" PROPOSAL NO. 2.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 3:
                TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION
                WITH RESPECT TO THE ISSUANCE OF SENIOR SECURITIES
--------------------------------------------------------------------------------

The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies, such as IDEX, to adopt certain specific investment restrictions that can be changed only by shareholder vote. These are referred to as "fundamental policies." They limit the investment activities of the investment adviser.

At the Meeting, shareholders will be asked to approve a change to the fundamental investment restriction regarding the issuance of senior securities. At a meeting of the Board on October 30, 2001, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the change and to recommend that the shareholders also approve the change.

Background

Each Fund may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which a Fund may engage in such practices, please read the Prospectus and Statement of Additional Information. A reverse repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from such Fund at a specified price and date upon demand.

Section 18(f)(1) of the 1940 Act generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that a fund may borrow from a bank, provided that a Fund maintain certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by a fund and, concurrently, may involve the issuance by it of an evidence of indebtedness, a fund entering into a reverse repurchase agreement could be deemed to be involved in the issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security", a fund engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).

The investment adviser of each Fund has recommended that such Fund's fundamental investment restriction regarding the issuance of senior securities be changed to reflect that a Fund engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.

The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements or lending, nor does it represent the creation, expansion, or contraction of any existing authority on the part of a Fund or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that a Fund engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements.

In connection with the change regarding the fundamental investment restriction with respect to the issuance of senior securities, each Fund would adopt a new fundamental investment restriction as follows:

     Each Fund may not, as a matter of fundamental policy:

          Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis,
          (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by a Fund of a segregated account with its custodian or some other form of "cover."

Shareholder Approval

The change to the fundamental investment restriction regarding the issuance of senior securities requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Meeting in person or by proxy.

--------------------------------------------------------------------------------
                 THE BOARD OF TRUSTEES OF IDEX RECOMMENDS A VOTE
                              "FOR" PROPOSAL NO. 3
--------------------------------------------------------------------------------

Shareholder Proposals

As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be considered at an upcoming meeting or for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Annual and Semi-Annual Reports

IDEX will furnish, without charge, a copy of its most recent annual report and semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or write to IDEX at P. O. Box 9015, Clearwater, Florida 33758-9015.

Additional Information

Each Fund's investment adviser, Idex Management, Inc., and its transfer agent, Idex Investor Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and its principal underwriter/distributor, AFSG Securities Corporation is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.

Other Business

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                                       By Order of the Board of Trustees,

                                       John K. Carter, Esq.
                                       Secretary
                                       IDEX Mutual Funds
                                       St. Petersburg, Florida


Exhibit 1 - Audit Committee Charter

                                    EXHIBIT 1
                                IDEX MUTUAL FUNDS
                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed of entirely of independent trustees.
2.   The purposes of the Audit Committee are:
     (a) to oversee IDEX Mutual Funds (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and
     (c) to act as liaison between the Funds' independent auditors and the full Board of Trustees.

     The function of the Committee is oversight; it is Idex Management Inc.'s ("IMI's") responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.
3. To carry out its purposes, the Committee shall have the following duties and powers:
     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;
     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;
     (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;
     (d) to review the fees charged by the auditors for audit and non-audit services;
     (e) to investigate improprieties or suspected improprieties in fund operations; and
     (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.
5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for IMI.
6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).
7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                            FORM OF PROXY BALLOT CARD
                         IDEX TRANSAMERICA SMALL COMPANY

The undersigned shareholder of IDEX Transamerica Small Company (the "Fund") hereby appoints John K. Carter and Thomas R. Moriarty, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 21, 2001, at a Special Meeting of shareholders to be held at the offices of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 at 12:30 p.m., ET, on February 8, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1. To approve a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund and future funds, without obtaining shareholder approval (Sub-Adviser Approval Policy").

                 FOR _____       AGAINST _____       ABSTAIN_____

2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board.

                 FOR _____       AGAINST _____       ABSTAIN_____

3. To approve a change to the investment restriction regarding investments in senior securities.

                 FOR _____       AGAINST _____       ABSTAIN_____

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

    THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED
               FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                                  Dated:                , 2001

                                                  ---------------------------
                                                  Signature(s)

                                                  ---------------------------
                                                  Signature(s)

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                            Form of Proxy Ballot Card
                         IDEX PILGRIM BAXTER TECHNOLOGY

The undersigned shareholder of IDEX Pilgrim Baxter Technology, (the "Fund") hereby appoints John K. Carter and Thomas R. Moriarty, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 21, 2001, at a Special Meeting of shareholders to be held at the offices of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 at 12:30 p.m., ET, on February 8, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

     Please mark boxes in blue or black ink.

1. To approve a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund and future funds, without obtaining shareholder approval (Sub-Adviser Approval Policy").

                 FOR _____       AGAINST _____       ABSTAIN_____

2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board.

                 FOR _____       AGAINST _____       ABSTAIN_____

3. To approve a change to the investment restriction regarding investments in senior securities.

                 FOR _____       AGAINST _____       ABSTAIN_____

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

    THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED
               FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                               Dated:                , 2001

                                               ---------------------------
                                               Signature(s)

                                               ---------------------------
                                               Signature(s)

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

                            Form of Proxy Ballot Card
                                IDEX MUNDER NET50

The undersigned shareholder of IDEX Munder Net50, (the "Fund") hereby appoints John K. Carter and Thomas R. Moriarty, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 21, 2001, at a Special Meeting of shareholders to be held at the offices of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 at 12:30 p.m., ET, on February 8, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

     Please mark boxes in blue or black ink.

1. To approve a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund and future funds, without obtaining shareholder approval (Sub-Adviser Approval Policy").

                 FOR _____       AGAINST _____       ABSTAIN_____

2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board.

                 FOR _____       AGAINST _____       ABSTAIN_____

3. To approve a change to the investment restriction regarding investments in senior securities.

                 FOR _____       AGAINST _____       ABSTAIN_____

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

    THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED
               FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                                 Dated:                , 2001

                                                 ---------------------------
                                                 Signature(s)

                                                 ---------------------------
                                                 Signature(s)

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope